EXHIBIT 99.3



                             ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of November 30, 2006 ("Assignment Agreement"), among BEAR STEARNS CAPITAL MARKETS ("BSCM"), BEAR STEARNS FINANCIAL PRODUCTS ("BSFP" or "Remaining Party"), COUNTRYWIDE HOME LOANS, INC. ("CHL"), and THE BANK OF NEW YORK ("Assignee"), not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Series 2006-21, pursuant to a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement") dated as of November 30, 2006.

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, effective as of November 30, 2006, BSCM desires to assign all of its rights and delegate all of its duties and obligations to BSFP under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation dated November 9, 2006 between BSCM and CHL with a Trade Date of November 8, 2006, whose BEAR STEARNS CAPITAL MARKETS INC. reference number is CXCWL0621 (the "Old Confirmation"), a copy of which is attached hereto as
Exhibit I;

      WHEREAS, the Old Confirmation supplements, forms a part of, and is subject to, an agreement in the form of the 1992 Multicurrency - Cross Border Master Agreement published by the International Swaps and Derivatives Association, Inc. (the "CHL ISDA Master Agreement"), dated July 28, 1995 between BSCM and CHL;

      WHEREAS, BSFP desires to accept the assignment of rights and assume the delegation of duties and obligations of BSCM under the Assigned Transaction and the Old Confirmation, including any modifications that may be agreed to by BSFP and CHL;

      WHEREAS, BSCM desires to obtain the written consent of CHL to the assignment, delegation, and assumption and CHL desires to grant such consent in accordance with the terms hereof;

      WHEREAS, following the assignment of the Assigned Transaction from BSCM to BSFP and effective as of November 30, 2006, CHL desires to assign all of its rights and delegate all of its duties and obligations to Assignee under the Assigned Transaction;

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the CHL under the Assigned Transaction, including any modifications that may be agreed to by Assignee and Remaining Party;

      WHEREAS, CHL desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof; and

      WHEREAS, following the two assignments discussed above, Assignee and Remaining Party desire to enter into a new confirmation to evidence the Assigned Transaction, dated November 30, 2006, between Assignee and Remaining Party, with a Trade Date of November

30, 2006 whose Bear Stearns Financial Products reference number is FXCWL0621 (the "New Confirmation"), a copy of which is attached hereto as Exhibit II;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from November 30, 2006 (the "Effective Date"), BSCM hereby assigns all of its rights and delegates all of its duties and obligations to BSFP and BSFP hereby assumes all BSCM's rights, duties, and obligations under the Assigned Transaction and the Old Confirmation arising on or after the Effective Date (other than BSCM's obligation to pay the upfront amount to CHL in accordance with the terms of the Old Confirmation).

      Following the assignment from BSCM to BSFP in the immediately preceding paragraph and effective as of and from the Effective Date, CHL hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all CHL's rights, duties, and obligations under the Assigned Transaction and the Old Confirmation arising on or after the Effective Date (other than CHL's right to receive the upfront amount from BSCM in accordance with the terms of the Old Confirmation).

      2. Release. Effective as of and from the Effective Date, BSCM and CHL hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Old Confirmation, and BSCM and CHL hereby terminate their rights under and in respect of the Assigned Transaction; provided, that such release shall not affect BSCM's obligation to pay the Upfront Amount to CHL in accordance with the terms of the Assigned Transaction and the Old Confirmation.

      Effective as of and from the Effective Date, Remaining Party and CHL hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and Old Confirmation, and CHL hereby terminates its rights under and in respect of the Assigned Transaction.

      3. Limitation on Liability. BSCM, CHL and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement and its liability under this Assignment Agreement and under the Swap Contract Administration Agreement shall be as set forth in the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such personal liability, if any, being expressly waived by BSCM, CHL and Remaining Party and any person claiming by, through or under any such party; and (c) recourse against BNY shall be limited to the assets available under the Swap Contract Administration Agreement or the pooling and servicing agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-21 dated as of November 1, 2006 among CWABS, Inc. as depositor, Park Monaco

Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the "Pooling and Servicing Agreement").

      4. Consent and Acknowledgment. CHL hereby consents to the assignment and delegation by BSCM to Remaining Party of all the rights, duties, and obligations of BSCM under the Assigned Transaction pursuant to this Assignment Agreement.

            Remaining Party hereby consents to the assignment and delegation by CHL to Assignee of all the rights, duties, and obligations of CHL under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. Following the assignments of the Assigned Transaction pursuant to the terms hereof, Assignee and Remaining Party agree that the terms of the New Confirmation shall govern the Assigned Transaction. The New Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The New Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

      6. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;

      (c) Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (d) All governmental and other consents that are required to have been obtained by it with respect to this Assignment Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (e) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of BSCM, CHL and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Old

Confirmation and the CHL ISDA Master Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement. Remaining Party further represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the New Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      7. Indemnity. CHL hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless CHL with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

      8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

      9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of CHL, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Michael Schloessmann, with a copy to the same address,
Attention: Legal Department, or such other address as may be hereafter furnished in writing; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWABS, Series 2006-21 or such other address as may be hereafter furnished in writing; (iii) in the case of Remaining Party,

      Address:        383 Madison Avenue, New York, New York  10179
      Attention:      DPC Manager - 36th Floor
      Telex No.       212-272-5823

      copy to:        One Metrotech Center North, Brooklyn, New York  11201
      Attention:      Derivative Operations - 7th Floor
      Telex No:       212-272-1634

      and (iv) in the case of BSCM,

      Address:        383 Madison Avenue, New York, New York  10179
      Attention:      Derivatives Department
      Telex No.       212-272-9326

      or such other address as may be hereafter furnished in writing.

      10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

      The Bank of New York

      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 501610
      Attn: Kevin Flynn 212-815-6436
      Fax: 212-815-3986

      11. Optional Termination. In connection with the optional termination of the trust fund pursuant to Section 9.01 of the Pooling and Servicing Agreement, with effect following all distributions on the final Distribution Date under the Pooling and Servicing Agreement (such date, the "Optional Termination Distribution Date"):

      (a) (1) (A) Assignee hereby assigns all of its rights and delegates all of its liabilities and obligations to CHL and CHL hereby assumes all of Assignee's rights, liabilities, and obligations, under the Assigned Transaction and the New Confirmation arising after the final distributions on the Optional Termination Distribution Date (such transaction and confirmation, collectively, the "New Assigned Transaction") and (B) Remaining Party hereby consents to such assignment, delegation and assumption;

            (2) Remaining Party and CHL agree to enter into the New Assigned Transaction as evidenced by a confirmation (the "Re-assignment Confirmation") such Re-assignment Confirmation evidencing a complete and binding agreement between Remaining Party and CHL and such Re-assignment Confirmation will constitute a Confirmation (as that word is defined in the New Agreement, defined below) that supplements, forms a part of, and is subject to, an agreement (the "New Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the date Remaining Party and CHL enter into the New Assigned Transaction Remaining Party and CHL had executed an agreement in such form, but without any Schedule (as that word is defined in the New Agreement) except for the elections made therein. Remaining Party and CHL further agree that such Re-assignment Confirmation shall have substantially identical terms to the Assigned Transaction and New Confirmation.

      (b) Remaining Party and Assignee are each released and discharged from further obligations owed under and in respect of the Assigned Transaction and their respective rights against each other thereunder are cancelled;

      (c) Remaining Party and CHL hereby agree that the New Confirmation shall be amended as follows:

            (1) Section 4 of the Confirmation shall be deleted in its entirety.

      (d) Remaining Party hereby agrees that CHL may do one of the following with the New Assigned Transaction and the Re-assignment
            Confirmation:

            (i) retain such New Assigned Transaction and Re-assignment Confirmation;

            (ii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction and the Re-assignment Confirmation to a third party, such assignment and delegation to be effective upon the receipt of written consent thereto from Remaining Party (in its sole and absolute discretion); or

            (iii) terminate the New Assigned Transaction by giving three Business Days' prior written notice to Remaining Party (the "Optional Swap Termination"). In connection with the Optional Swap Termination, if any, a termination payment (if any) shall be payable by CHL or Remaining Party, as applicable, as determined by the Calculation Agent by the application of Section 6(e)(ii) of the ISDA Form, with Market Quotation and Second Method being the applicable method for determining the termination payment. The exercise of the right to terminate under this provision shall not be an Event of Default under any of the other Transactions between CHL and Bear Stearns Financial Products Inc. For purposes of the Optional Swap Termination, CHL shall be the sole Affected Party.

      (e) If CHL exercises its right to retain the New Assigned Transaction and Re-assignment Confirmation pursuant to Section 11(d)(i) of this Assignment Agreement, then Remaining Party has the right to do one of the following with the New Assigned Transaction and the Re-assignment Confirmation:

            (i) retain such New Assigned Transaction and Re-assignment Confirmation; (ii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction and the Re-Assignment Confirmation to a subsidiary of The Bear Stearns Companies, Inc. without the consent of CHL; or (iii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction and the Re-Assignment Confirmation to a third party with the consent of CHL;

            provided, however, that if Remaining Party exercises its right to assign the New Assigned Transaction under (ii) or (iii) above, the assignee shall be an entity that (1) has executed an ISDA Master Agreement with CHL, (2) has executed an Item 1115 Regulation AB Agreement with CHL and (3) agrees to accept all of the terms and conditions of the Assigned Transaction and Re-assignment Confirmation without amendment or supplement.

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                     COUNTRYWIDE HOME LOANS, INC.



                                     By:  /s/ Darren Bigby
                                        --------------------------------------
                                     Name:   Darren Bigby
                                          ------------------------------------
                                     Title:  Executive Vice President
                                           -----------------------------------


                                     THE BANK OF NEW YORK, AS SWAP CONTRACT
                                     ADMINISTRATOR FOR CWABS, INC. ASSET-BACKED
                                     CERTIFICATES SERIES 2006-21



                                     By:  /s/ Maria Tokarz
                                        --------------------------------------
                                     Name:   Maria Tokarz
                                          ------------------------------------
                                     Title:  Assistant Vice President
                                            ----------------------------------


                                     BEAR STEARNS CAPITAL MARKETS INC.



                                     By:  /s/ Catherine Mangus
                                        --------------------------------------
                                     Name:   Catherine Mangus
                                          ------------------------------------
                                     Title:  Authorized Signatory
                                           -----------------------------------


                                     BEAR STEARNS FINANCIAL PRODUCTS INC.



                                     By:  /s/ Annie Manevitz
                                        --------------------------------------
                                     Name:   Annie Manevitz
                                          ------------------------------------
                                     Title:  Authorized Signatory
                                           -----------------------------------